(LOGO)                   NATIONAL TECHNICAL SYSTEMS, INC.
                             24007 Ventura Boulevard
                           Calabasas, California 91302


                            NOTICE OF ANNUAL MEETING

To the Shareholders:

     Notice is hereby given that the annual meeting of shareholders of National Technical Systems, Inc., a California corporation, will be held at the Company's Fullerton Test Facility, 1536 East Valencia Drive, Fullerton California 92631, on Friday, June 27, 1997 at 11:00 A.M. for the purpose of considering and acting upon the following:

     1.   To elect three directors for terms expiring in 2000;

     2. To ratify Ernst & Young as auditors for the year ending January 31, 1998; and

     3. To transact such other business and to consider and take action upon any and all matters that may properly come before the meeting or any adjournment or adjournments thereof. Management has no information of any such other matters.

     Pursuant to the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on May 19, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     Financial information concerning the Company is contained in the Annual Report for the fiscal year ended January 31, 1997, which accompanies this Notice of Annual Meeting.

     If you are unable to attend the meeting in person, please execute the enclosed Proxy and return it in the enclosed self-addressed, stamped envelope. If you later find that you can be present, you may, if you wish, vote in person, or you may revoke your proxy or file a new proxy bearing a later date with the Secretary at any time before the voting.


                                           By Order of the Board of Directors

                                                   Harold Lipchik
                                                      Secretary
Dated:  June 2, 1997

                        NATIONAL TECHNICAL SYSTEMS, INC.
                            24007 Ventura Boulevard,
                           Calabasas, California 91302
                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                                  SOLICITATION

     The accompanying Proxy is solicited by the Board of Directors for use at the annual meeting of shareholders to be held on Friday, June 27, 1997, or any adjournment thereof. A Proxy may be revoked by the person giving it at any time before it is exercised, either by giving another proxy bearing a later date or by notifying the Secretary of the Company in writing of such revocation. The giving of the Proxy will not affect your right to vote in person if you later should find it convenient to attend the meeting. The Proxy will be voted in accordance with the specifications made.

     The Company will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the Proxy, and any additional material which may be furnished to shareholders by the Company. Copies of solicitation material may be furnished to brokerage houses, fiduciaries, and custodians to forward to their principals, and the Company may reimburse them for their expenses in so doing. The Company does not expect to pay any commission or remuneration to any person for solicitation of proxies.

     This Proxy Statement and the Proxy are being mailed to shareholders on or about June 2, 1997.

     Solicitation may be made by mail, personal interview, telephone, and telegraph by officers and regular employees of the Company.

     The close of business on May 19, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.The outstanding voting securities of the Company at May 19, 1997, consisted of 6,788,860 shares of $.01 par value Common Stock. Each share is entitled to one vote, except that cumulative voting is permitted for the election of directors under the circumstances described below. Shareholders representing a majority of outstanding Common Stock must be present in person or by proxy to constitute a quorum at the Annual Meeting. In voting for the election of Directors, each shareholder has the right to cumulate his or her votes and give one nominee a number of votes equal to the number of Directors to be elected, multiplied by the number of shares he or she holds, or to distribute his or her votes on the same principle among the nominees to be elected in such manner as he or she may see fit. A shareholder may only cumulate his or her votes if his or her candidate or candidates' names have been placed in nomination prior to the voting and any shareholder gives notice at the meeting prior to the voting of that shareholder's intention to cumulate his or her votes. The persons named in the enclosed proxy may or may not elect to give such notice and vote the shares they represent in such a manner.

     The presence in person or by proxy of the holders of a majority of the shares entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting,

     A plurality of the votes cast in person or by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of shares of Common Stock representing a majority of votes is required for ratification of Ernst & Young as auditors for the year ending January 31, 1998 and the approval of such other matters as may properly come before the Annual Meeting.

     Abstention and broker non-votes have the same effect as votes against proposals presented to shareholders other than the election of directors. They have no effect on the election of directors. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following tabulation indicates as of May 19, 1997, those persons known to the Company to be beneficial owners of five percent or more of the Company's Common Stock.


        Name and Address of                  Number of Shares       Percent of
          Beneficial Owner                 Beneficially Owned(1)      Class
          ----------------                 ---------------------      -----

Aaron Cohen...............................      1,171,210             17.2%
  24007 Ventura Boulevard
  Calabasas, California 91302

Jack Lin..................................      1,108,947             16.2%
  24007 Ventura Boulevard
  Calabasas, California 91302

Luis A. and Jacqueline E. Hernandez(2)...         430,425              6.3%
   3069 Misty Harbor
   Las Vegas, Nevada 89117

Arthur Edelstein..........................        355,557              5.2%
  24007 Ventura Boulevard
  Calabasas, California 91302

-------------
(1) Includes shares covered by options that are exercisable within 60 days as follows: Cohen 15,000, Lin, 37,500 and Edelstein 37,659 and shares in the National Technical Systems Employee Stock Ownership Plan, as follows:
      Lin 6,464 and Edelstein 4,685.

(2) This information is based on Schedule 13D filed with the Securities and Exchange Commission on or about November 13, 1995.

     To the knowledge of management, no other person owns beneficially as much as 5% of the outstanding stock of the Company. The tabulation under "Nomination and Election of Directors" indicates the number of shares owned beneficially by each nominee as of the record date. The directors and executive officers of the Company, as a group (10 persons), owned beneficially as of the record date a total of 1,838,860 shares, or 26.4% of the outstanding stock. Mr. Cohen, a consultant to the Company, became a senior executive vice president of the Company on February 1, 1997, and owns 17.2% of the outstanding Common Stock of the Company. See "Certain Transactions."


                              ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of nine members, who are divided into three classes. Directors are elected for terms of three years. At the Annual Meeting, the term of office of the Class I directors will expire and three directors will be elected to serve for a term of three years and until their respective successors are elected.

     The Board intends to cause the nomination of the three persons named below for election as Class I directors. The directors will be elected by the holders of the Common Stock. The persons named as proxy holders in the accompanying form of proxy have advised the Company that they intend at the Annual Meeting to vote the shares covered by proxies held by them for the election of the nominees named below. If any or all of such nominees should for any reason become unable to serve or for good cause will not serve, the persons named in the accompanying form of proxy may vote for the election of such substitute nominees, and for such lawful term or terms, as the Board may propose. The accompanying form of proxy contains a discretionary grant of authority with respect to this matter. The Board of Directors has no reason to believe the nominees named, or any of them, will be unable to serve if elected.

     No arrangement or understanding exists between any of the nominees and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

     The names of the nominees for Class I director and the Class II and Class III directors who will continue in office after the Annual Meeting until the expiration of their respective terms, together with certain information regarding them, including the amount of Common Stock beneficially owned by them, are as follows:

                                                                                                    Common Stock of
                                                                                                    the Company Bene-
                                                                           Director   Year Term    ficially owned as of   Percent
                 Name                     Age       Position or Office       Since   Will Expire   May 19, 1997<F1><F2>   of Class
                 ----                     ---       ------------------       -----   -----------   -------------------    --------
NOMINEES FOR CLASS I DIRECTORS
Richard Short                             54    Senior Vice President of     1988       2000*          92,899               1.4%
                                                   the Company; Director
William Traw                              58    Senior Vice President        1988       2000*          63,823                **
                                                   of the Company; Director
William McGinnis                          39    Vice President of the        1994       2000*          32,189                **
                                                   Company; Director
DIRECTORS CONTINUING IN OFFICE:
CLASS II DIRECTORS
Ralph Clements                            64    President of Clements and    1975       1998            1,759                **
                                                   Associates; Director
Harry Derbyshire                          71    Chairman of the Board of     1983       1998            6,912                **
                                                J.C. Carter Company, Inc.;
                                                   Director
Arthur Edelstein                          59    Executive Vice President of  1980       1998          355,557               5.2%
                                                  the Company; Director
CLASS III DIRECTORS
Aloysius Casey                            65    Chairman of the Board of     1988       1999           24,321                **
                                                   the Company
Jack Lin                                  64    President and Chief          1975       1999        1,108,947              16.2%
                                                   Executive Officer of the
                                                   Company; Director
Robert Lin                                39    Founder and President of     1988       1999          102,880               1.5%
                                                   the Trilin Group, Inc.;
                                                   Director
----------------------
*     If elected at the annual meeting
**    Less than 1%

<F1>  Includes shares covered by options exercisable within 60 days, as follows: J. Lin, 37,500; R. Lin, 1,875; Short, 17,500;
      Traw, 24,423; McGinnis, 26,624; Clements, 1,250;  and Edelstein, 37,659.
<F2>  Includes shares in the National Technical Systems Employee Stock Ownership Plan, as follows: J. Lin, 6,464, Traw, 3,060;
      Edelstein, 4,685; Short, 2,921; and McGinnis, 1,815.


     Mr. Short is a Senior Vice President of the Company and has been associated with the Company and its predecessors continuously since 1961.

     Mr. Traw is a Senior Vice President of the Company and has been associated with the Company and its predecessors continuously since 1963.

     Mr. McGinnis is a Vice President of Company and has been associated with the Company since 1980.

     Mr. Clements has been President of Clements and Associates, a Sherman Oaks, California management consulting firm, for more than five years.

     Mr. Derbyshire has since January 1987 been Chairman of the Board of J. C. Carter Company, Inc., a manufacturer of aerospace products. Prior to his retirement in 1985, Mr. Derbyshire was Executive Vice President, Chief Financial Officer and a director of Whittaker Corporation, a Los Angeles, California aerospace company.

     Mr. Edelstein is an Executive Vice President of the Company and has been associated with the Company and it predecessors continuously since 1961.

     General Casey retired from the United States Air Force on July 1, 1988 after a 34-year career. At the time of his retirement he was the Commander of the Space Division, Air Force Systems Command, Los Angeles Air Force Base, California.

     Mr. Jack Lin is a founder and President of the Company and has been associated with the Company and its predecessors continuously since 1961.

     Mr. Robert I. Lin is a founder and President of Trilin Group, Inc., a privately-owned manufacturer and distributor of products for the advertising specialty and premium markets. Robert Lin is the son of Jack Lin.

     The Board of Directors of the Company held three regular meetings and one special meeting during the last fiscal year. No Director attended fewer than 75% of the meetings of the Board or of the Committees of which he was a member.

     The Company's Board of Directors has an Audit Committee which consists of Messrs. Casey, Clements and Derbyshire. The function of the Audit Committee is to meet with the independent certified public accountants engaged by the Company to review (a) the scope and findings of the annual audit, (b) accounting policies and procedures and the Company's financial reports, and (c) the internal controls employed by the Company. The Audit Committee held two meetings during the year.

     The Compensation Committee of the Board of Directors considers and makes recommendations to the Board of Directors on salaries, bonuses and other forms of compensation for the Company's executive officers. The Compensation Committee, which consists of Messrs. Clements and Derbyshire, met twice during the year.

     The Stock Option Committee of the Board of Directors makes recommendations regarding the grant of stock options. The Committee, which consists of Messrs. R. Lin and Clements, met twice during the year.

     The Nominating Committee which consists of Messrs. J. Lin and Derbyshire selects nominees for election to the Board of Directors. The Nominating Committee met once during the year.

     Directors, other than employee-directors who receive no additional compensation for serving on the Board, receive an annual retainer of $10,000.
In his capacity as Chairman of the Board, General Casey is paid an annual fee of $36,000. Directors also are reimbursed for expenses which they reasonably incur in the performance of their duties as directors of the Company. During the fiscal year ended January 31, 1997, a total of $1,000 was paid to General Casey and $17,000 was paid to Mr. Clements for consulting services.


                       EXECUTIVE OFFICERS OF THE COMPANY

     The only officer of the Company who is not a director is Mr. Lloyd Blonder, who is a Senior Vice President and the Chief Financial Officer of the Company. Mr Blonder is 57 years of age and has been associated with the Company since 1983.

                             EXECUTIVE COMPENSATION

      The following information is furnished with respect to the Chief Executive Officer and the other four most highly compensated executive officers of the Company whose aggregate direct remuneration from the Company during the fiscal year ended January 31, 1997 exceeded $100,000.

                                                              SUMMARY COMPENSATION TABLE
                                    Annual Compensation                                         Long Term Compensation
                                    -------------------                                         ----------------------
                                                                                              Awards             Payouts
                                                                       Other        Restricted                   -------     All
Name and                                                               Annual          Stock                      LTIP      Other
Principal                                                           Compensation     Award(s)      Options/      Payouts   Compen-
Position                          Year    Salary ($)   Bonus ($)       ($)<F1>          ($)        SARs (#)        ($)     sation($)
--------                          ----    ----------   ---------       ------           ---        --------        ---     ---------

Jack Lin                          1997      294,097     60,000<F2>       0               0             0            0         0
 President and Chief              1996      275,357     24,000       14,457<F3>          0             0            0         0
 Executive Officer                1995      289,170        0             0               0             0            0         0

Arthur Edelstein                  1997      179,637     36,000           0               0             0            0         0
  Executive Vice President        1996      174,126     16,000           0               0             0            0         0
                                  1995      160,429        0             0               0             0            0         0

Richard Short                     1997      115,905     23,000           0               0             0            0         0
  Senior Vice President           1996      111,393     12,000           0               0             0            0         0
                                  1995      110,000        0             0               0             0            0         0

William Traw                      1997      115,905     23,000           0               0             0            0         0
  Senior Vice President           1996      111,393     12,000           0               0             0            0         0
                                  1995      110,000        0             0               0             0            0         0

Lloyd Blonder                     1997      106,792     22,000           0               0             0            0         0
  Senior Vice President           1996      105,553     12,000           0               0             0            0         0
  and Chief Financial             1995      105,000        0             0               0             0            0         0
  Officer

<F1>  Does not include perquisites or personal benefits which are the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named Executive Officer.

<F2>  Fair market value of 26,608 shares of restricted National Technical Systems, Inc. common stock at a value of $60,000 taken as a bonus in lieu of cash.

<F3>  Fair market value of 9,638 shares of restricted National Technical Systems, Inc. common stock at a value of $14,457 taken in lieu of cash compensation.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of the two independent, non-employee directors named below. See the description of the Compensation Committee functions above.

     COMPENSATION POLICIES. Policies governing the compensation of the Company's executives are established and monitored by the Compensation Committee. All decisions relating to the compensation of the Company's executives during fiscal year 1997 were made by the Compensation Committee.

     In administering its compensation program, the Compensation Committee follows its belief that compensation should reflect the value created for shareholders while supporting the Company's strategic goals. In doing so, the compensation programs reflect the following themes:

     1. The Company's compensation programs should be effective in attracting, motivating, and retaining key executives;

    2. There should be a correlation among the compensation awarded to an executive, the performance of the Company as a whole, and the executive's individual performance;

    3. The Company's compensation programs should provide the executives with a financial interest in the Company similar to the interests of the Company's shareholders; and

    4. The Company's compensation program should strike an appropriate balance between short and long-term performance objectives.

     The Company's executives are compensated through a combination of salary, performance bonuses, and grants of stock options under the Company's Stock Option Plans. The annual salaries of the executives are reviewed from time to time and adjustments are made where necessary in order for the salaries of the Company's executives to be competitive with the salaries paid by similar companies. Performance bonuses, where appropriate, are generally determined after the end of the Company's fiscal year based on an assessment of the Company's results and the level of an individual's particular performance for that year. Stock option grants are considered by the Stock Option Committee from time to time.

     CHIEF EXECUTIVE OFFICER'S COMPENSATION. The Chief Executive Officer participates in the Company's executive compensation plans generally on the same basis as all other executive officers and other key employees. In determining the Chief Executive Officer's compensation opportunities and performance objectives, the Compensation Committee conducts the same type of competitive review and analysis as it does for other executive officers. The last salary increase Mr. Lin received was in July 1996. The actual salary amounts received by Mr. Lin in any year may include salary unpaid but earned in prior years.

     POLICY WITH RESPECT TO INTERNAL REVENUE CODE SECTION 162(m). In 1993, the Internal Revenue Code of 1986 (the "Code") was amended to add Section 162(m).
Section 162(m), and regulations thereunder adopted in 1995, place a limit of

$1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified "performance-based compensation" the material terms of which are disclosed to and approved by shareholders. At the present time, the Company's executive officer compensation levels are substantially below the $1,000,000 pay limit and the Company believes that it will most likely not be affected by the regulation in the near future. Where appropriate in light of specific compensation objectives, the Board intends to take necessary actions in the future to minimize the loss of tax deductions related to compensation.

                           COMPENSATION COMMITTEE

                           Ralph Clements
                           Harry Derbyshire

                      INFORMATION CONCERNING STOCK OPTIONS

     The following tables set forth certain information at January 31, 1997 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above. No stock appreciation rights have been granted and no options have been granted at an option price below fair market value on the date of the grant.

                                        OPTION GRANTS IN THE LAST FISCAL YEAR
                                                                                                    Potential Realizable Value
                                                                                                      at Assumed Annual Rates
                                                                                                       of Stock Appreciation
                                                      Individual Grants                               for the Option Term (1)
                               ----------------------------------------------------------    --------------------------------------
                                Number of         % of total      Exercise                     At 0%         At 5%         At 10%
                                 Options/        Options/SAR's     or Base                    Annual        Annual         Annual
                                  SAR's         Granted to all    Price per   Expiration      Growth        Growth         Growth
Name of Executive                Granted           Employees        Share        Date          Rate          Rate           Rate
-----------------                -------           ---------        -----        ----          ----          ----           ----
Jack Lin                          48,000(2)         20.1%          $3.064         (2)            -         $ 57,248       $136,112

Arthur Edelstein                  29,000(3)         12.1%          $2.875      9/1/2006          -         $ 52,434       $132,878

Richard Short                     24,000(3)         10.0%          $2.875      9/1/2006          -         $ 43,394       $109,968

William Traw                      24,000(3)         10.0%          $2.875      9/1/2006          -         $ 43,394       $109,968

Lloyd Blonder                     24,000(3)         10.0%          $2.875      9/1/2006          -         $ 43,394       $109,968


-------------
(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises or stock holdings are dependent on the future performance of the stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(2) Includes 16,380 non-qualified options at $2.875 per share which expire September 1, 2006 and 31,620 incentive stock options at $3.163 per share which expire September 3, 2001. All options become exercisable at 25% per year starting September 3, 1997.

(3)   All options become exercisable at 25% per year starting September 3, 1997.

     The following table sets forth information concerning the exercise of stock options during the fiscal year ended January 31, 1997 by each of the named executive officers and the fiscal year end spread on unexercised "in-the-money" options.

                                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                    AND FY-END OPTION/SAR VALUE

                                                                         Number of                       Value of
                                                                        Unexercised                     Unexercised
                                                                       In-the-money                    In-the-money
                                                                      Options/SARs at                 Options/SARs at
                                                                         FY-End($)                      Fy-End($)(2)
                      Shares Acquired            Value          -----------------------------    ----------------------------
     Name              on Exercise(#)       Realized ($)(1)    Exercisable     Unexercisable    Exercisable    Unexercisable
     ----              --------------       ----------------    -----------     -------------    -----------    -------------
Jack Lin                     -                     -               25,000          73,000             -               -

Arthur Edelstein             -                     -               32,659          39,000           27,531            -

Richard Short              28,482                 44,273           11,875          34,625            2,271              742

William Traw                 -                                     23,173          35,250           15,902            1,484

Lloyd Blonder                -                     -               15,250          35,750            6,234            2,078


(1) Market Value of underlying securities at exercise date, minus the exercise or base price of "in-the-money" options/SARs. "Value Realized" is on a pre-tax basis.
(2) Represents the difference between the closing price of the Company's Common Stock on January 31, 1997 and the exercise price of the options.


                          STOCK PRICE PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns on investment for the Company, the Russell 2000 Index and the S&P Technology Sector (formerly S&P High Tech Composite) Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                           Cumulative Total Return
                              --------------------------------------------------
                                1/92    1/93    1/94    1/95    1/96    1/97
                              --------------------------------------------------
National Technical Systems,
   Inc.                          100     139     292     227     206     221

Russell 2000                     100     114     135     126     164     196

S&P Technology Sector            100     105     129     143     212     329

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     The Company's officers, directors and consultants are required to file initial reports of ownership and reports of change in ownership with the Securities and Exchange Commission. Officers and directors are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on information provided to the Company by individual officers, directors and consultants, the Company believes that during fiscal 1997 all filing requirements applicable to officers and directors have been complied with.

                              CERTAIN TRANSACTIONS

     During the fiscal year ended January 31, 1997, Aaron Cohen, beneficial owner of 1,171,210 shares or 17.2% of the Company's Common Stock, was paid consulting fees by the Company in the amount of $85,421 in cash and 7,539 shares of National Technical Systems, Inc. restricted stock with a value of $17,000. On February 1, 1997, Mr. Cohen became a senior executive vice president of the Company.

                            RATIFICATION OF AUDITORS

     The Board of Directors has selected Ernst & Young as auditors for the Company for the fiscal year ending January 31, 1998. That firm became auditors for the Company during the fiscal year ended January 31, 1990. The Board recommends ratification of this action.

     Representatives of Ernst & Young are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from shareholders at the meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the meeting or any adjournment thereof. However, if any matters come before the meeting, it is intended that shares represented by Proxy will be voted in accordance with the judgment of the persons voting them.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of shareholders intended to be presented at the next annual meeting (to be held in June 1998) must be received by the Company at its principal executive office located at 24007 Ventura Boulevard, Calabasas, California 91302, not later than February 1, 1998.

P R O X Y               NATIONAL TECHNICAL SYSTEMS, INC.
           BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                      Friday, June 27, 1997, at 11:00 a.m.

The undersigned hereby appoints Aloysius Casey and Jack Lin, and each of them, attorneys and agents with power of substitution, to vote, as designated below, all stock of the undersigned at the above meeting and at any adjournment or adjournments thereof.

1.    Election of Directors               WITHHOLD AUTHORITY
      FOR all nominees listed below       to vote for all
      (except as marked to the            nominees listed below  [ ]
       contrary below) [ ]

                Richard Short, William Traw and William McGinnis

(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

------------------------------------------------------------------------------


2. To ratify the selection of Ernst & Young as auditors for the fiscal year ending January 31, 1998.

      FOR   [ ]               AGAINST   [ ]             ABSTAIN   [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF ERNST & YOUNG AS AUDITORS.

                                         Dated __________________________, 1997


                                         ______________________________________
                                              Signature of Shareholder

                                         ______________________________________
                                              Signature of Shareholder


                                    Please sign exactly as your name appears hereon. Please date, sign and return the Proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If the signature is for a corporation, please sign full corporate name by authorized officer. If the shares are registered in more than one name, all holders must sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


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